Exhibit 10.4

                     TERMINATION OF INTERCREDITOR AGREEMENT


     Cherokee Energy Partners LLC, a Delaware limited liability company, Quest Resource Corporation, a Nevada Corporation, and Quest Cherokee LLC, a Delaware limited liability company, agree that the Intercreditor Agreement dated July 20, 2005 shall be of no further force and effect.

Dated as of August 5, 2005

CHEROKEE ENERGY PARTNERS LLC,
a Delaware limited liability company


/s/ Daniel R. Revers
----------------------------
Name:  Daniel R. Revers
Title:  President



QUEST RESOURCE CORPORATION,
a Nevada Corporation


/s/  Jerry D. Cash
----------------------------
Name: Jerry D. Cash
Title: Chairman and CEO



QUEST CHEROKEE, LLC
a Delaware limited liability company


/s/  Jerry D. Cash
----------------------------
Name: Jerry D. Cash
Title: Chief Executive Officer